UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 21, 2018

FLEXSTEEL INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-5151	42-0442319
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

385 Bell St, Dubuque, Iowa	52001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 563-556-7730

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company               ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Czanderna Retirement and Release Agreement

On September 11, 2018, Flexsteel Industries, Inc. issued a press release announcing that Karel K. Czanderna, the Company’s President, Chief Executive Officer, and Director retired effective September 9, 2018.

In connection with Ms. Czanderna’s retirement, Ms. Czanderna entered into a retirement agreement and release (“Retirement and Release Agreement”) which provides for the following:

(i)        a lump sum payment of $1,140,945, representing the aggregate of 18 months’ base salary and one and one-half times the annual incentive bonus for the fiscal year ending June 30, 2018;

(ii)       reimbursement or payment of the premiums for continuation of her medical benefits under COBRA for a period of 18 months;

(iii)      reimbursement of health insurance premiums up to $2,000 per month from April 1, 2020 through May 4, 2021, pro-rated for the partial month; and

(iv)      payment for senior executive level outplacement program selected by Ms. Czanderna and reasonably approved by the Company.

Receipt of the foregoing retirement payments and benefits is conditioned upon Ms. Czanderna not revoking the Retirement and Release Agreement. Among other things, the Retirement and Release Agreement contains confidentiality provisions, non-competition and employee/client non-solicitation provisions applicable to Ms. Czanderna as well as mutual general releases and a mutual non-disparagement provision.  The foregoing description of the Retirement and Release Agreement is qualified in its entirety by reference to the Retirement and Release Agreement, which is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Retention Bonus Agreements

Effective September 25, 2018, the Company entered into Retention Bonus Agreements with certain members of its executive team, including Marcus D. Hamilton, the Company’s Chief Financial Officer, Secretary and Treasurer. The Retention Bonus Agreements provide that the executive will receive a lump sum payment equal to 30% of the executive’s highest base salary through December 31, 2019 if employment with the Company continues through December 31, 2019, or employment is involuntarily terminated before December 31, 2019, by the Company without Cause, as that term is defined in the Company’s Cash Incentive Compensation Plan.

The foregoing description of the Retention Bonus Agreement is qualified in its entirety by reference to the Form of Retention Bonus Agreement, which is filed with this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit 10.1 – Retirement Agreement and Release with Karel K. Czanderna, dated September 13, 2018

Exhibit 10.2 – Form of Retention Bonus Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEXSTEEL INDUSTRIES, INC.
(Registrant)

Date:	September 26, 2018	By:	/s/ Marcus D. Hamilton
Marcus D. Hamilton
Chief Financial Officer, Secretary and Treasurer Principal Financial and Accounting Officer